DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
DW
LISTED
NYSE

2003

2003

A Leading National Supplier of a Wide Variety of

Components for RVs and Manufactured Homes

Exhibit 99.1

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this presentation that are not historical facts are
“forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of
1934 and Section 27A of the Securities Act of 1933.

Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses and income, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors as identified in this presentation and in our Form 10-K for the year ended December 31, 2008, and in our subsequent  Form 10-Qs filed with the SEC.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale  purchase of manufactured homes and recreational vehicles, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by FEMA, by sale or otherwise, of RVs or manufactured homes purchased by FEMA in connection with natural disasters, changes in zoning regulations for manufactured homes, continuing sales decline in either the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

Forward-Looking Statements

About Drew Industries

A leading national manufacturer of quality
components for Recreational Vehicles (RV) and
Manufactured Homes (MH)

$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
108
171
220
348
448
509
492
368
147
154
134
183
221
220
177
143
2001
2002
2003
2004
2005
2006
2007
2008

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment
(see page 35).

MH Segment sales

RV Segment sales

EBITDA(1)

Financial Performance

Sales and EBITDA (in millions)

Kinro, Inc. - Acquired 1980

Aluminum windows for RVs

Doors for RVs and MHs

Aluminum and vinyl windows and screens for MHs

Bath and shower units, and sinks for MHs and RVs

Thermoformed exterior panels for RVs

Lippert Components, Inc. - Acquired 1997

Chassis and chassis parts for RVs and MHs

RV slide-out mechanisms and solutions

Manual, electric, and hydraulic stabilizer and lifting
systems for RVs

Entry and baggage doors for RVs

Axles and suspension systems

Toy hauler RV ramp doors

Furniture and mattresses for RVs

Entry steps for RVs

Specialty trailers for boats, personal watercraft and
hauling equipment

Drew’s Companies

Drew’s Management Team

INNOVATIVE &
EXPERIENCED
MANAGEMENT

Jason D. Lippert, CEO, President and Chairman
of Lippert and Kinro 13+ years

LIPPERT - KINRO

Jason Lippert

Highly respected and
experienced management:

Leigh J. Abrams, Chairman 35+ years

Fredric M. Zinn, President and CEO

    25+ years

DREW

Leigh Abrams

Fredric  Zinn

MH = $143 million
28%
RV = $368 million
72%
90+% for towable RVs

Drew’s Segments – 2008

Revenues - $511 million

Segment Operating Profit - $40 million

MH = $11 million

28%

RV = $29 million

72%

Drew’s Products

Sales - $511 million

12 Months Ended December 31, 2008

RV Chassis, Slide-outs
and Other Chassis
Parts: $228 million

RV Windows and
Doors: $79 million

Other: $3 million

MH and RV Bath
Products: $21 million

Specialty Trailers:

$14 million

RV and MH Axles and
Tires: $34 million

MH Chassis and Chassis
Parts: $57 million

MH Windows and
Screens: $63 million

Furniture Products:

$12 million

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 29
production facilities (approximately 2.6 million sq. ft.), make us a key partner with our customers, including:

Other than Thor and Berkshire Hathaway, no customer represents more than 6% of consolidated net sales.

Forest River (owned by Berkshire Hathaway – largest  customer)

Heartland Recreational Vehicles, LLC (privately owned)

Jayco/Starcraft (privately owned)

Skyline (NYSE: SKY)

Thor  (NYSE: THO) – 2nd largest customer

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway – largest customer)

Palm Harbor (Nasdaq: PHHM)

Skyline (NYSE: SKY)

RV

MH

- Recession has had a severe impact on retail and wholesale sales of RVs and manufactured homes
- Exacerbated by extremely tight credit markets and a weak real estate market

- Government programs designed to help
  - Term Asset-Backed Securities Loan Facility (TALF) to include dealer financing
  - $8,000 tax credit for new home buyers

Our response to current conditions:

- Maintain a strong balance sheet with minimal debt and favorable cash flow
- Continue to gain market share and expand product line at minimal cost
- Reduce costs and maximize efficiencies
- Motivate management

Economic and Market Conditions

Increase sales and profitability through

Market share growth

New product introductions

Strategic acquisitions

Operational efficiencies

This strategy accomplished through

Outstanding customer service

Motivating management through strong profit incentives

Low cost manufacturing:

Optimizing production efficiencies through state-of-the-art
manufacturing technology and stringent cost controls

Facility consolidations and fixed cost reductions

R & D efforts

Disciplined and patient acquirer

Business Strategy

2001-2008 CAGR = 21%
$419
$550
$684
$907
$1,048
$1,212
$1,326
$1,574
2001
2002
2003
2004
2005
2006
2007
2008

Content Per Vehicle - RV

Operating

profit margin                         8.7%                     10.0%     11.6%                             9.8%                     9.7%                      8.6%                   12.8%                        7.8%

(1)

Includes historical sales for acquisitions assuming the acquisition was made at the beginning of the period.

See Page 18 for Industry Information

Peak potential is $3,500 to $3,800 per RV

90+% of RV Segment sales are for Towable RVs

(1)

2001-2008 CAGR = 12%
$763
$916
$1,021
$1,457
$1,507
$1,784
$1,754
$1,652
2001
2002
2003
2004
2005
2006
2007
2008

Peak potential is $3,600 to $4,000 per home

Content Per Home - MH

Operating

Profit margin                      10.8%               10.9%                10.8%                10.5%             10.6%                9.1%                     8.5%                 7.7%

See Page 21 for Industry Information

Acquisitions and Product Line
Extension

Drew is a disciplined and patient acquirer

Replace competitors and other suppliers which have
ceased operations by acquiring their assets

Complimentary to our core RV (including specialty
trailers) and MH markets

Seek products or technologies that we can expand
through our nationwide customer base and factory
network

Become a more extensive supplier to our customers

New Product Introductions

Began
production of
entry doors for
RVs

Introduce RV
slide out
mechanisms

Began
Production of
axles for
towable RVs

1997

2008

2001

2000

2006

2004

2007

ACQUIRE

LIPPERT
COMPONENTS:

Primarily steel chassis
& parts for MH

ACQUIRE

BETTER BATH:

Adding thermo-
formed products

ACQUIRE
HAPPIJAC:

Adding
patented  bed
lifts for RVs

ACQUIRE

EXTREME
ENGINEERING

expanding specialty
trailer product line

ACQUIRE
SEATING
TECHNOLOGY:

Adding furniture
for RVs

ACQUIRE
COACH STEP:

Adding electric
steps for motor
homes

Introduced RV
suspension
products

Expand
into steel
chassis for
towable
RVs

Investments

Kinro and Lippert

have extensive R&D

departments

Since January 1998

Invested over $155 million

in plant and equipment

Invested nearly $161 million for acquisitions

Invested $28 million for stock repurchases at
an average price of $5.85 per share through
December 31, 2008

88% of industry 2008 unit sales

47% of 2007 wholesale dollar
sales, or $5.5 billion

Retail cost $4,000 to $100,000 per
unit. Average about $20,000

RV Market

12% of industry 2008 unit sales

53% of 2007 wholesale dollar
sales, or $6.1 billion

Retail cost $41,000 to $400,000+
per unit. Average about $100,000

Travel trailer

Fifth wheel travel trailer

Travel trailer with
expandable ends

Folding camping trailer

Sport utility RV

“Toy Hauler”

Type C Motorhome

Truck camper

TOWABLE RVS (90+% of Drew’s RV Segment revenues)

MOTORHOMES (5% of Drew’s RV Segment revenues)

Type B Motorhome

Type A Motorhome

500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
155
178
177
157
196
214
254
281
293
262
185
105
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Proj.

90+% of Drew’s RV product sales are for Travel Trailers and 5 th Wheel RVs

Excludes emergency living units purchased by FEMA in

2005 and 2006. Projection for 2009 is the latest published by the RVIA.

(Units in thousands, Sales in millions)

Travel Trailers & 5th Wheel

Other Towables

Motorhomes

Drew’s RV Sales

130

257

293

321

300

311

321

370

384

391

353

237

RVs - Industry Wholesale Shipments

Industry

Units

Drew

Sales

Positive Demographic Trends

Americans 50 and over are a prime market for RVs

According to March 2004 census projections,

there are expected to be

20 million more people

over 50 by 2014

Industry Advertising

Campaign

Target Market 25 and over

Airport security hassles and high airline ticket
prices increase RV travel use

Trends In RV Market

STRONG LONG-TERM GROWTH
PROSPECTS

How RVs Are Used

Shift in U.S. culture toward more RV-related
activities

College and NFL football games

NASCAR events

More economical

family vacations

Typical RV family vacation

up to 74% less expensive

Many RVs are “parked” over the long-term
as second homes

STRONG LONG-TERM GROWTH
PROSPECTS

400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
144
123
75
49
37
27
34
52
33
31
30
229
226
176
144
131
104
97
95
84
65
52
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

MH – Industry Production

Drew’s MH Segment remained profitable every quarter since 1998.

Single-Section

Multi-Sections

Drew’s MH Sales

61%

65%

70%

75%

$177

78%

80%

74%

64%

72%

63%

68%

$220

$221

$183

$134

$154

$147

$152

$191

$196

(Units in thousands, Dollars in millions)

373

349

96

82

117

147

131

131

168

193

251

Industry

Units

Drew

Sales

$142

Manufactured Housing (MH) Market

Cost per sq. ft. is $40 for MH vs.

$92 for site-built homes

Average retail price of

$64,200 for a 1,600 sq. ft. MH

9 million manufactured

homes across the U.S.

Improved quality,

appearance and safety

Studies have shown that MHs built since 1995 sustain

no more damage in hurricanes than site-built homes

Industry production was down 78% from 1998 to 2008.

Drew has remained profitable in its MH segment through this
                industry downturn.

STRONG LONG-TERM GROWTH
PROSPECTS

MH: Other Favorable Factors

Affordability and quality

Baby Boomers retiring in increasing numbers

Dealer and manufacturer inventory levels are
reasonable

Favorable HUD code revisions

Improved industry image

Advertising campaign may
begin in 2009

STRONG LONG-TERM GROWTH
PROSPECTS

MH: Industry Financing Trends

Improved lending practices

The American Recovery Act of 2009 authorizes a
tax credit of up to $8,000 for qualified first time
home buyers

Recently passed legislation increased FHA insured
chattel loan limits (home only) on manufactured
homes from $48,600 to $69,678

Pressure on Fannie Mae/Freddie Mac to support
MH loans

Conventional financing more common than
chattel; improves collateral

Subprime market woes could help MH

STRONG LONG-TERM GROWTH
PROSPECTS

50
40
30
20
10
0
$3
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
2000
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/12/09

Financial Performance

(December 31 unless noted)

Stock Price History

Drew has 22 million shares outstanding and a
market capitalization of approximately $137
million as of March 12, 2009

During 2008, Drew repurchased 447,400 shares of its common stock at an aggregate of $8.3 million, or an average price of $18.58 per share

($ in millions, except EPS)	2005	2006[1]	2007[1]	Adjusted 2008[1]	Adjusted 2008 vs 2007
Net Sales	$669	$729	$669	$511	-24%
Operating Profit[2]	$57.7	$55.3	$66.0	$28.0	-58%
% of Sales	8.6%	7.6%	9.9%	5.5%	
Net Income[2]	$33.6	$31.0	$39.8	16.6%	-65%
Diluted EPS[2]	$1.56	$1.42	$1.80	$0.76	-58%
EBITDA[3]	$69.7	$71.0	$83.5	$42.5	-49%

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

(1)

Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2)

Adjusted 2008 excludes goodwill impairment and executive retirement charges (see page 36).

(3)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).

($in millions)	12/31/05	12/31/06[1]	12/31/07[1]	12/31/08[1]	2008 vs 2007
Net sales					
RV Segment	$ 447.7	$ 508.8	$491.8	$368.1	-25%
MH Segment	$ 221.5	$ 220.4	$176.8	$142.4	-19%
Operating Profit					
RV Segment	$ 43.3	$ 43.6	$ 63.1	$ 28.7	-55%
MH Segment	$ 23.5	$ 20.1	$ 15.1	$ 11.0	-27%
Operating Profit as a Percentage of Net sales					
RV Segment	9.7%	8.6%	12.8%	7.8%	
MH Segment	10.6%	9.1%	8.5%	7.7%

Results By Segment

(1)     Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

See page 37 for a reconciliation to consolidated results.

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2007	Adjusted 2008[1]	
Sales	$137.8	$ 76.6	-44%
Operating Profit	$ 10.2	$ (7.0)	-169%
% of Sales	7.4%	-9.1%	
Net Income	$ 6.5	$ (4.3)	-166%
Diluted EPS	$ 0.29	$ (0.20)	-169%

Operating Results

Three Months Ended December 31,

FINANCIAL PERFORMANCE

(1)

Excludes impairment and executive retirement charges (see page 36).

($ in millions)	2007	2008	
Net sales			
RV Segment[1]	$ 101.6	$ 47.2	-54%
MH Segment[1]	$ 36.2	$ 29.4	-19%
Operating Profit			
RV Segment	$ 10.0	$ (3.1)	-131%
MH Segment	$ 2.9	$ 0.0	-99%
Operating Profit as a Percentage of Net Sales			
RV Segment	9.8%	-6.6%	
MH Segment	8.0%	0.1%

Results By Segment

Three Months Ended December 31,

See Press Release dated February 11, 2009 for a reconciliation to consolidated results.

FINANCIAL PERFORMANCE

(1)

Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

($ in millions)	12/31/05	12/31/06	12/31/07	12/31/08
Total assets	$307	$311	$346	$311
Total debt	$ 73	$ 56	$ 27	$ 9
Invested cash	$ -	$ 3	$ 53	$ 4
Stockholders' equity	$168	$205	$252	$259
RATIOS				
Days sales in accounts receivable[1]	21 days	16 days	15 days	15 days
Inventory turns[2]	6.5 turns	5.6 turns	6.3 turns	4.1 turns

Balance Sheet

FINANCIAL PERFORMANCE

1)

Days sales in accounts receivable is the most recent month’s net sales divided by accounts  receivable, net, at the end of the period.

2)

Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

12/31/05	12/31/06	12/31/07	12/31/08[2]
Return on Equity	24%	16%	17%	4%
Return on Assets	12%	9%	12%	3%
Total Debt to Equity	0.4	0.3	0.1	0.0
Total Debt to EBITDA[1]	1.1	0.8	0.3	0.2

Financial Strength

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill  impairment (see page 35).

(2)

Includes a goodwill impairment of $5.5 million and executive retirement charges of $2.7 million.

FINANCIAL PERFORMANCE

Trailing P/E	Forward P/E	ROA	ROE
Drew (DW)	**11.9**	**8.7**	**5%**	**5%**
Champion (CHB)	N/A	N/A	0%	(98%)
Patrick (PATK)	N/A	N/A	(2%)	(8%)
Spartan (SPAR)	2.4	6.0	15%	29%
Thor (THO)	30.1	21.1	3%	4%
Winnebago (WGO)	N/A	35.0	(7%)	(10%)

Peer comparison

Source: Capital IQ, Mach 12, 2009, data obtained from Yahoo! Finance, which is provided by Thomson Financial and is based on fiscal 2009 analyst projections.

FINANCIAL PERFORMANCE

Analyst Coverage

Avondale Partners, LLC

Kathryn Thompson – (615) 467-5637

Sidoti & Company, LLC

Scott Stember – (212) 453-7017

CJS Securities

Torin Eastburn – (914) 287-7600

Janney Montgomery Scott LLC

John T. G. Rogers – (202) 955-4316

Thank you!

Joseph S. Giordano III

Chief Financial Officer

914-428-9098

joe@drewindustries.com

OR

VISIT OUR WEBSITE:

www.drewindustries.com

For more information contact:

Fredric M. Zinn

President and CEO

914-428-9098

fred@drewindustries.com

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$ 19.9
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$12.0	$15.7	$17.6	$ 17.1
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$ 42.5
Capital Expenditures	$ 8.2	$10.5	$ 5.1	$27.1	$26.1	$22.3	$ 8.8	$ 4.2

Reconciliation of Operating
        Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Quarter Ended 12/31/08		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Sales	$510.5	-	$510.5	$76.6	-	$76.6
Operating Profit	$19.9	$8.1	$28.0	$(15.1)	$8.1	$(7.0)
% of Sales	3.9%		5.5%	-19.7%		-9.1%
Net Income	$11.7	$4.9	$16.6	$(9.2)	$4.9	$(4.3)
Diluted EPS	$0.53	$0.23	$0.76	$(0.43)	$0.23	$(0.20)

Reconciliation of Adjusted
Results to Actual

FINANCIAL PERFORMANCE

(1)

Includes goodwill impairment of $5.3 million after direct impact on incentive compensation and executive retirement charges of $2.7 million.

($ in millions)	12 Months Ended			
	12/31/05	12/31/06	12/31/07	12/31/08
Net Sales:				
RV Segment	$ 447.7	$ 508.8	$ 491.8	$ 368.1
MH Segment	221.4	220.4	176.8	142.4
Total Net Sales	$ 669.1	$ 729.2	$ 668.6	$ 510.5
Operating Profit:				
RV Segment	$ 43.3	$ 43.6	$ 63.1	$ 28.7
MH Segment	23.5	20.1	15.1	11.0
Total Segment Operating Profit	43.3	63.7	78.2	39.7
Amortization of intangibles	(1.4)	(2.5)	(4.2)	(5.1)
Corporate	(6.7)	(7.7)	(7.6)	(7.2)
Other non-segment items	(1.0)	1.8	(0.4)	(7.5)
Total Operating Profit	$ 57.7	$ 55.3	$ 66.0	$ 19.9

FINANCIAL PERFORMANCE

Other non-segment items for the twelve months ended 12/31/08 include a $5.5 million goodwill impairment and a $2.7 million charge for executive retirement.

Reconciliation of Segment Results
         to Consolidated